United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ___)

Filed by the Registrant     ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

3PEA INTERNATIONAL, INC.

(Name of Registrant As Specified In Its Charter)

_______________________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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3Pea International, Inc.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

for the Annual Meeting of Stockholders

DATE:	MAY 23, 2019
TIME:	2:30 P.M. LOCAL TIME
LOCATION:	12300 LAS VEGAS BLVD. S, HENDERSON, NEVADA 89044

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE:	FAX:	INTERNET:	EMAIL:
call toll free	send this card to	https://www.iproxydirect.com/TPNL	proxy@iproxydirect.com
1-866-752-8683	202-521-3464	and follow the on-screen instructions.	Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/TPNL

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before May 9, 2019.

you may enter your voting instructions at https://www.iproxydirect.com/TPNL until 11:59 pm eastern time May 22, 2019.

The purposes of this meeting are as follows:

1.	To elect the following seven nominees named in this proxy statement for director to hold office until the 2020 annual meeting of our stockholders;

•	Mark R. Newcomer
•	Daniel H. Spence
•	Joan M. Herman
•	Dan R. Henry
•	Bruce Mina
•	Quinn Williams
•	Dennis Triplett

2.	TO APPROVE THE 2018 INCENTIVE COMPENSATION PLAN;
3.	To ratify the selection of Squar Milner LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019; and
4.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies. The board of directors has fixed the close of business on March 24, 2019 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

3Pea International, Inc.	FIRST-CLASS MAIL
SHAREHOLDER SERVICES	US POSTAGE
500 Perimeter Park Drive Suite D	PAID
Morrisville NC 27560	RALEIGH NC
PERMIT # 870

Time Sensitive shareholder information enclosed

IMPORTANT SHAREHOLDER INFORMATION

your vote is important